                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                  [Amendment No. ............................]

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                              PICO PRODUCTS, INC.
 -----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/x/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each  party to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:_______________________________________________

    2) Form Schedule or Registration Statement No.:__________________________

    3) Filing Party:_________________________________________________________

    4) Date Filed:___________________________________________________________

                             PICO PRODUCTS, INC.

                           12500 Foothill Boulevard
                      Lakeview Terrace, California 91342

                                                               November 17, 1995

Dear Shareholder:

   The Company's Annual Meeting of Shareholders for the fiscal year ended July 31, 1995, will be held at 10:00 a.m. Pacific Time on Thursday, December 14, 1995, at the Ritz-Carlton Huntington Hotel, 1401 South Oak Knoll Avenue, Pasadena, California 91106. We hope that you will attend.

   The formal Notice of Annual Meeting of Shareholders and the Proxy Statement for the Meeting are on the following pages.

   You will note that the Board of Directors of the Company recommends a vote "FOR" the election of seven directors to serve until the Annual Meeting of Shareholders for the fiscal year ending July 31, 1996, "FOR" the ratification of Deloitte & Touche LLP as independent public accountants of the Company, and "FOR" the amendment of the Company's 1981 Non-Qualified Stock Option Plan.

   In order to assure that a quorum is present at the Meeting, you are urged to sign and mail the enclosed proxy card at once, even though you may plan to attend in person. You may revoke the proxy granted in the proxy card at any time prior to its being voted by filing with the Secretary of the Company either an instrument of revocation or a duly executed proxy card bearing a later date. If you attend the Meeting, you may elect to revoke the proxy and vote your shares in person.

   The prompt return of your proxy card will help us avoid the expense of further requests for proxies.

   For your convenience in returning your proxy card, we enclose a return envelope which requires no postage.
                                                   Very truly yours,

                                                   Everett T. Keech
                                                   Chairman and Chief
                                                   Executive Officer

                               PICO PRODUCTS, INC.

                           12500 Foothill Boulevard
                       Lakeview Terrace, California 91342

                   ----------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 14, 1995
                   ----------------------------------------

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Pico Products, Inc. for the fiscal year ended July 31, 1995, will be held at the Ritz-Carlton Huntington Hotel, 1401 South Oak Knoll Avenue, Pasadena, California 91106, on Thursday, December 14, 1995, at 10:00 a.m. Pacific Time, for the following purposes:

1. To elect the members of the Board of Directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

2. To consider and act upon a proposal to ratify the selection by the Board of Directors of Deloitte & Touche LLP as the independent public accountants for Pico Products, Inc. for the fiscal year ending July 31, 1996.

3.  To  consider  and  act  upon  a  proposal  to  amend  the   Company's   1981
    Non-Qualified Stock Option Plan.

4. To consider and transact such other business as may properly be brought before the Meeting or any adjournment thereof.

   Only shareholders of record at the close of business on November 13, 1995, will be entitled to vote at the Meeting.

                                             By order of the Board of Directors,

                                             Spencer W. Franck, Jr.,
                                             Secretary

Lakeview Terrace, California
November 17, 1995

--------------------------------------------------------------------------------
|                            YOUR VOTE IS IMPORTANT                            |
| Whether or not you plan to attend the Meeting, please complete, date, sign | |and mail your proxy card promptly in the enclosed postage paid envelope. |
--------------------------------------------------------------------------------

                             PICO PRODUCTS, INC.

                           12500 FOOTHILL BOULEVARD
                      LAKEVIEW TERRACE, CALIFORNIA 91342
                               ---------------
                               PROXY STATEMENT
                               ---------------
                        ANNUAL MEETING OF SHAREHOLDERS
                              DECEMBER 14, 1995

   This Proxy Statement and the enclosed form of proxy card are intended to be sent or given to shareholders of Pico Products, Inc. (the "Company") on or about November 17, 1995, in connection with the solicitation of proxies by Management on behalf of the Board of Directors of the Company for use at the Annual Meeting of Shareholders for the fiscal year ended July 31, 1995 (the "Meeting"), which will be held on Thursday, December 14, 1995, at 10:00 a.m. Pacific Time at the Ritz-Carlton Huntington Hotel, 1401 South Oak Knoll Avenue, Pasadena, California 91106.

   If the enclosed proxy card is properly signed and returned, the shares represented by the proxy card will be voted and, if the shareholder indicates a voting choice in the proxy card, the shares will be voted in accordance with the choice. If the proxy card is signed but no specification is made, the shares represented by the proxy card will be voted FOR the election of the nominees for director listed below, FOR the ratification of the appointment of Deloitte & Touche LLP as the independent public accountants for the Company for the fiscal year ending July 31, 1996, and FOR the amendment of the Company's 1981 Non-Qualified Stock Option Plan (the "1981 Plan"). Management knows of no business that will be presented to the Meeting other than that which is set forth in this Proxy Statement. If any other matter properly comes before the Meeting, the proxy holders will vote the shares represented by the proxy cards in accordance with their best judgment, subject to contrary shareholder instructions on any specific proxy.

   Any proxy granted in a proxy card may be revoked by the shareholder giving it, at any time prior to its being voted, by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy card bearing a later date. Any proxy granted in a proxy card may also be revoked by the shareholder's attendance at the Meeting and election, by filing an instrument of revocation, to vote in person.

                      RECORD DATE AND VOTING SECURITIES

   The Board of Directors has fixed the close of business on November 13, 1995, as the record date (the "Record Date") for the determination of the shareholders of the Company entitled to notice of, and to vote at, the Meeting. At that date, there were outstanding 3,682,246 shares of the Company's Common Stock, $.01 par value (the "Common Shares"). The shareholders of record on the Record Date will be entitled to one vote per Common Share on each matter submitted to the Meeting. No other voting securities of the Company are outstanding. The presence at the Meeting, in person or by proxy, of the holders of a majority of the Common Shares entitled to vote shall constitute a quorum for the transaction of business at the Meeting. Assuming a quorum is present, the affirmative vote of (i) a plurality of the votes cast at the Meeting will be required for the election of directors, (ii) the holders of a majority of the issued and outstanding Common Shares present or represented and entitled to vote at the Meeting will be required to approve the amendment of the 1981 Plan, and (iii) a majority of the votes cast at the Meeting will be required for the ratification of Deloitte & Touche LLP as the independent public accountants for the fiscal year ending July 31, 1996, as well as for approval of such other matters as may properly come before the Meeting or any adjournment of the Meeting.

   With respect to the vote for the election of directors and the ratification of the Company's independent public accountants, abstentions will have the same effect as a "no" vote, and broker non-votes will have no effect on the outcome of the vote. With respect to the amendment of the 1981 Plan, abstentions and broker non-votes will have no effect on the outcome of the vote, unless a broker is deemed to be present but does not enter a vote, in which case the effect will be the same as a "no" vote. In the event a broker that is a record holder of Common Shares does not return a signed proxy, the Common Shares represented by such proxy will not be considered present at the Meeting and, therefore, will not be counted towards a quorum.

   The following table sets forth, as of September 30, 1995, the number and percentage of shares of the Company's Common Shares (the Company's only outstanding class of capital stock) which, according to information supplied to the Company, are beneficially owned by: (i) each person who is the beneficial owner of more than 5% of the Common Shares; (ii) each of the directors and the nominees for directorship of the Company individually;
(iii) each executive officer; and (iv) all current directors and executive officers of the Company as a group. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all Common Shares shown as beneficially owned by them.

                                           Common Shares
                                         Beneficially Owned    Percent of
                                               as of             Class
Name and Address                         September 30, 1995   (Approx.)(1)
----------------                         ------------------   ------------
Charles G. Emley, Jr. (2)                       7,000               *
817 S. Madison Avenue
Pasadena, California 91106

David A. Heenan (3)                                 0               *
c/o The Estate of James Campbell
900 Fort Street Mall #1450
Honolulu, Hawaii 96813

Everett T. Keech (4)                          178,100               4.7%
c/o Pico Products, Inc.
One Tower Bridge, Suite 501
West Conshohocken, Pennsylvania 19428

Joseph T. Kingsley (5)                          7,333               *
c/o Pico Products, Inc.
12500 Foothill Boulevard
Lakeview Terrace, California 91342

George M. Knapp (6)                           194,991               5.2%
c/o Pico Products, Inc.
12500 Foothill Boulevard
Lakeview Terrace, California 91342

E. B. Leisenring, Jr.                          25,000               *
One Tower Bridge, Suite 501
West Conshohocken, Pennsylvania 19428

William W. Mauritz (7)                         40,200               1.1%
c/o DeSilva & Partners, Inc.
866 Third Avenue
New York, New York 10022

                                           Common Shares
                                         Beneficially Owned    Percent of
                                               as of             Class
Name and Address                         September 30, 1995   (Approx.)(1)
----------------                         ------------------   ------------
Norman F. Reinhardt (8)                         2,500             *
c/o Pico Products, Inc.
12500 Foothill Boulevard
Lakeview Terrace, California 91342

J. Michael Sills (9)                          217,143             5.9%
126 Shady Lane
Fayetteville, New York 13066

Standard Chartered Equitor Trustee            350,000             8.8%
 CI Limited (10)
P.O. Box 284
Commercial House, Commercial Street
St. Helier, Jersey, Channel Islands

All directors and officers as a group
  (9 individuals)                             672,267            16.9%

------
  *  Denotes less than one percent of class.

 (1) The percent of class for any person or group who, as of September 30, 1995, beneficially owned any shares pursuant to options which are exercisable within 60 days of September 30, 1995, is calculated assuming all such options have been exercised in full and adding the number of shares subject to such options to the total number of shares issued and outstanding on September 30, 1995.

 (2) Includes options for 5,000 Common Shares granted by the Board of Directors; such options were not granted pursuant to or under any of the Company's option plans and are, therefore, non-qualified. Mr. Emley had the right to acquire beneficial ownership of the shares underlying these options within 60 days of September 30, 1995.

 (3) Does not include 1,300 Common Shares owned by Mr. Heenan's wife. Mr. Heenan disclaims beneficial ownership of such 1,300 Common Shares.

 (4) Includes options for 150,000 Common Shares granted under the 1981 Non-Qualified Stock Option Plan and options for 25,000 Common Shares granted under the 1992 Incentive Stock Plan. Mr. Keech had the right to acquire beneficial ownership of the shares underlying these options within 60 days of September 30, 1995. Also includes 100 Common Shares held by Mr. Keech as custodian for his minor child under the Uniform Gifts to Minors Act.

 (5) Includes options for 3,333 Common Shares granted under the 1992 Incentive Stock Plan. Mr. Kingsley had the right to acquire beneficial ownership of the shares underlying these options within 60 days of September 30, 1995.

 (6) Includes options for 75,000 Common Shares granted under the 1981 Non-Qualified Stock Option Plan and options for 3,333 Common Shares granted under the 1992 Incentive Stock Plan. Mr. Knapp had the right to acquire beneficial ownership of the shares underlying these options within 60 days of September 30, 1995. Does not include 4,242 Common Shares owned by Mr. Knapp's adult son. Mr. Knapp disclaims beneficial ownership of such 4,242 Common Shares.

 (7) Includes options for 25,000 Common Shares granted under the 1981 Non-Qualified Stock Option Plan and options for 10,000 Common Shares granted under the 1992 Incentive Stock Plan. Mr. Mauritz had the right to acquire beneficial ownership of the shares underlying these options within 60 days of September 30, 1995.

 (8) Includes options for 1,667 Common Shares granted under the 1981 Non-Qualified Stock Option Plan and options for 833 Common Shares granted under the 1992 Incentive Stock Plan. Mr. Reinhardt had the right to acquire beneficial ownership of the shares underlying these options within 60 days of September 30, 1995.

 (9) Includes options for 35,000 Common Shares which were granted under the 1981 Non-Qualified Stock Option Plan and options for 10,000 Common Shares granted under the 1992 Incentive Stock Plan. Mr. Sills had the right to acquire beneficial ownership of the shares underlying these options within 60 days of September 30, 1995. Does not include 300 Common Shares owned by Mr. Sills' adult son. Mr. Sills disclaims beneficial ownership of such 300 Common Shares.

(10) Standard Chartered Equitor Trustee CI Limited ("Standard Chartered") is a trust corporation that acts as a custodian of Scimitar Development Capital Fund, a trust organized under the laws of Bermuda (the "Scimitar Fund"), and is the trustee of Scimitar Development Capital "B" Fund, a trust organized under the laws of Jersey (the "Capital "B" Fund"). Standard Chartered is deemed to have beneficial ownership of 350,000 Common Shares, which consist of warrants to purchase Common Shares which are exercisable within 60 days of September 30, 1995 (the "Warrants"). The Scimitar Fund purchased 213,990 of the Warrants, and the Capital "B" Fund purchased 136,010 of the Warrants. Standard Chartered shares voting and dispositive power for 213,990 Common Shares to be purchased pursuant to the exercise of the Warrants with the Scimitar Fund. Standard Chartered shares voting and dispositive power for 136,010 Common Shares to be purchased pursuant to the exercise of the Warrants with the Capital "B" Fund.

                            SECTION 16 COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of the ownership and changes in the ownership of such securities with the Securities and Exchange Commission ("SEC") and the American Stock Exchange. Officers, directors and beneficial owners of more than ten percent of the Company's stock are required by SEC regulation to furnish the Company with copies of all such forms which they file.

   Based solely on the Company's review of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended July 31, 1995, all filing requirements applicable to its officers, directors and persons who own more than ten percent of the Common Shares were complied with.

                            ELECTION OF DIRECTORS

   The By-laws of the Company provide that the Company's Board of Directors shall consist of not less than three nor more than eleven directors, as determined by the Company's Board of Directors, and that each director shall hold office until the next Annual Meeting of Shareholders and until a successor shall be duly elected and qualified. The present number of directors constituting the entire board is seven.

   At the Meeting seven directors are to be elected to serve until the 1996 Annual Meeting and until their respective successors have been elected and qualified. The persons designated as proxies in the accompanying proxy card intend to vote FOR the seven nominees designated by Management listed below, unless a contrary instruction is stated on the proxy card. If for any reason any such nominee should become unavailable for election, the persons designated as proxies in the proxy card may vote the proxy for the election of a substitute designated by Management, unless a contrary instruction is given on the proxy card. Management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected, and all nominees have expressed their intention to serve the entire term for which election is sought.

   The Board of Directors has unanimously recommended that each of the persons presently serving as director be reelected as director at the Meeting. An affirmative vote of a plurality of the votes cast at the Meeting and entitled to vote thereon is required for the election of each director. The names of the persons presently serving as directors of the Company, each of whom has been nominated for reelection, and the executive officers of the Company are listed below, together with their ages and certain other information as of September 30, 1995 (except as indicated):

                            DIRECTORS AND OFFICERS

 Name                     Age    Director Since                  Position
 ----                     ---    --------------                  ---------
Everett T. Keech          55          1991        Chairman of the Board and Chief
                                                  Executive Officer

Charles G. Emley, Jr.     54          1993        Director

David A. Heenan           55          1995        Director

George M. Knapp           57          1979        Director and Senior Vice President

E.B. Leisenring, Jr.      70          1994        Director

William W. Mauritz        61          1992        Director

J. Michael Sills          57          1971        Director

Joseph T. Kingsley        50            --        Senior Vice President, Finance and
                                                  Operations, Chief Financial Officer
                                                  and Treasurer

Norman F. Reinhardt       42            --        Vice President, Technology and Product
                                                  Development


CERTAIN BIOGRAPHICAL AND OTHER INFORMATION REGARDING THE COMPANY'S DIRECTORS AND OFFICERS

   Everett T. Keech has been the Chief Executive Officer of the Company since October 1992. Mr. Keech has also been a director and Chairman of the Board of the Company since February 1991. Prior to that, Mr. Keech was a partner in several investment firms and was Chairman of Quaker Securities, Inc. from 1990 to 1994. Mr. Keech served as Vice Dean of the Wharton School of the University of Pennsylvania from 1978 to 1985. Before that, Mr. Keech served in a number of positions in Washington and was both Assistant Secretary and Acting Under Secretary of the Air Force.

   Charles G. Emley, Jr. has been a director of the Company since November 1993. Mr. Emley joined Unisys Corporation in November 1993 as Managing Principal, World Wide Information Services. Prior to that he was a vice president of IBM Consulting Group from November 1992 through October 1993, and a management consulting partner with Deloitte & Touche LLP from 1977 until November 1992.

   David A. Heenan has been a director of the Company since September 1995. Since January 1995, Mr. Heenan has been a trustee of the Estate of James Campbell. From May 1982 to December 1994, Mr. Heenan served as Chairman and Chief Executive Officer of Theo. H. Davies & Co., Ltd., where he was responsible for the North American operations of Jardine Matheson & Co. From April 1975 to April 1982, Mr. Heenan was Vice President for Academic Affairs of the University of Hawaii. Mr. Heenan currently serves on the Board of Directors of Aloha Airgroup Inc., Bancorp Hawaii Inc., C. Brewer Homes Inc. and Kennedy-Wilson Inc. Mr. Heenan received a Ph.D. from the Wharton School of the University of Pennsylvania.

   George M. Knapp has been a director of the Company since 1979. Mr. Knapp was the President of the Company from October 1982 to February 1991. In February 1991, Mr. Knapp was appointed to the position of President of Pico Macom, Inc., a subsidiary of the Company. In July 1991, Mr. Knapp was appointed as a Senior Vice President of the Company. Mr. Knapp has advised the Company that due to health reasons he expects to step down shortly from the positions of Senior Vice President of the Company and President of Pico Macom, Inc., but will continue as a director of the Company.

   E.B. Leisenring, Jr. has been a director of the Company since November 1994. Mr. Leisenring has been Chairman of the Executive Committee of Westmoreland Coal Company since January 1992. Prior to that, Mr. Leisenring was Chairman of the Board and Chief Executive Officer of both Westmoreland Coal Company and Penn Virginia Corporation, serving as Chairman of the Board since 1978. Mr. Leisenring is also a director of Norfolk Southern Corporation and SKF-USA, Inc. and Chairman of The Philadelphia Contributionship Insurance Company.

   William W. Mauritz has been a director of the Company since June 1992. Mr. Mauritz joined DeSilva & Partners, Inc. as a Partner in June 1995. Mr. Mauritz was Managing Director of William W. Mauritz & Associates, a management consulting firm, from September 1990 to June 1995. From 1989 to September 1990 he served as Executive Vice President-Human Resources for the Bank of New England. From 1984 to 1989 he was Senior Vice President, Human Resources for McGraw-Hill, Inc.

   J. Michael Sills has been a director of the Company since 1971. Mr. Sills has been President of Foresite Real Estate Inc. since July 1995. From September 1990 through June 1995 Mr. Sills was an independent real estate broker with Condor Brokerage Inc.

   Joseph T. Kingsley has been Senior Vice President, Finance and Operations, Chief Financial Officer and Treasurer of the Company, and Senior Vice President, Finance and Operations of Pico Macom, Inc., since September 1995. From November 1994 to September 1995, Mr. Kingsley was Senior Vice President, Finance, Chief Financial Officer and Treasurer of the Company, and Senior Vice President, Finance of Pico Macom, Inc. From 1988 to 1994, Mr. Kingsley was Vice President, Business Administration for Kaiser Marquardt, Inc. and Ferranti Defense & Space/The Marquardt Company.

   Norman F. Reinhardt has been Vice President, Technology and Product Development of the Company and Pico Macom, Inc., a subsidiary of the Company, since March 1995. From January 1994 to March 1995, Mr. Reinhardt was Vice President, Engineering of the Company and Pico Macom, Inc. Prior to joining the Company, Mr. Reinhardt was Vice President, Business Development for News Datacom, Inc., a subsidiary of News Corp., from 1992 to 1994, and Director, Commercial Product Management, of VideoCipher Division of General Instrument, from 1985 to 1992.

   There are no family relationships between any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.

GENERAL INFORMATION ABOUT THE BOARD OF DIRECTORS

   During the fiscal year ended July 31, 1995, the Board of Directors held a total of three meetings. Each of the directors attended more than 75% of the aggregate number of meetings of the Board and meetings of any committee of which he is a member which was held during the time in which he was a director or a committee member, as applicable.

   The Board of Directors has an Audit Committee to discuss and review with the Company's independent public accountants and management the scope of the Company's annual audit examination, audit budget, proposed work schedule and internal control policies. The current members of the Audit Committee are E.B. Leisenring, Jr., Chairman, Charles G. Emley, Jr., William W. Mauritz, and J. Michael Sills. The Audit Committee held one meeting during the fiscal year ended July 31, 1995.

   The Board of Directors has a Compensation Committee to review compensation of officers of the Company and Pico Macom, Inc., a subsidiary of the Company, and to administer the Company's stock option plans. The current members of the Compensation Committee are William W. Mauritz, Chairman, Charles G. Emley, Jr., E.B. Leisenring, Jr., and J. Michael Sills. The Compensation Committee held three meetings during the fiscal year ended July 31, 1995.

   At the September 12, 1995 meeting of the Board of Directors, a Nominating Committee was appointed for the purpose of recommending candidates for nomination to the Board of Directors for election at the Meeting. William W. Mauritz and E.B. Leisenring, Jr. served as members of this Nominating Committee.

                             CERTAIN TRANSACTIONS

   There were no reportable related party financial transactions during the fiscal year ended July 31, 1995.

                            EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

   The following table sets forth a summary of all compensation paid or accrued by the Company for services rendered during the last three fiscal years, to the Chief Executive Officer of the Company and to each of the Company's most highly compensated individuals who were serving as executive officers at July 31, 1995 or who had served as executive officers during the fiscal year ended July 31, 1995:

                          SUMMARY COMPENSATION TABLE

                                                                                             Long Term
                                                 Annual Compensation                        Compensation
                                                 -------------------                        ------------
          Name and                                                        Other Annual      Stock Option      All Other
     Principal Position         Fiscal Year      Salary       Bonus     Compensation(1)        Grants        Compensation
     ------------------         -----------      ------       -----     ---------------    --------------   --------------
Everett T. Keech,                  1995         $160,416     $40,000       $32,546(2)          25,000        --
 Chairman and Chief                1994          140,000      70,350            --             25,000        --
 Executive Officer                 1993          133,462         --             --             25,000        --

George M. Knapp,                   1995         $135,000     $ 7,500            --             10,000        --
 Director and Senior               1994          135,000      54,270            --                --         --
 Vice President                    1993          135,000         --             --                --         --

Peter J. Moerbeek (3)              1995         $122,760         --             --                --         --
 Former Director and               1994          118,943     $47,738            --             10,000        --
 Former Senior Vice                1993          110,000         --             --                --         --
 President, Operations

Norman F. Reinhardt                1995         $ 92,917     $10,454            --              7,500        --
 Vice President, Technology
   and Product Development


------
(1) Does not include amounts for perquisites and other personal benefits, securities or property paid to any of the named executive officers, which arose primarily as a result of Company cars, car allowances and the use of memberships in private clubs, the value of which does not exceed the lesser of $50,000 or ten percent of the total of annual salary and bonus reported for such person.

(2) Includes: $21,202 for premiums on life insurance and $8,088 car allowance.

(3) Mr. Moerbeek resigned as a director and officer of the Company effective July 13, 1995.

STOCK OPTIONS

   The following table sets forth grants of stock options made during the Company's fiscal year ended July 31, 1995, to each of the named current and former executive officers of the Company:

                      OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                           Potential Realizable
                                                                                                                   Value
                                                                                                             At Assumed Annual
                                                                                                                   Rates
                                                                                                              Of Stock Price
                                                                                                               Appreciation
                                                       Individual Grants                                      For Option Term
                       ---------------------------------------------------------------------------------  ----------------------
                        Number of     % of Total Options
                         Options     Granted to Employees    Exercise    Market Price on     Expiration
Name                     Granted        in Fiscal Year         Price      Date of Grant         Date          5%          10%
----                   -----------   --------------------    ----------   ---------------   ------------   ---------    ---------

Everett T. Keech         25,000             37.9%              $3.19          $3.19            10/5/99      $22,033     $48,688
George M. Knapp          10,000             15.2%              $3.19          $3.19            10/5/99      $ 8,813     $19,475
Joseph T. Kingsley       10,000             15.2%              $2.50          $2.50           11/14/99      $ 6,907     $15,263
Norman F. Reinhardt       5,000             7.6%               $2.50          $2.50          3/15/2000      $ 3,454     $ 7,631
Norman F. Reinhardt       2,500             3.8%               $3.19          $3.19            10/5/99      $ 2,203     $ 4,869
Peter J. Moerbeek          -0-


------
Note: The grant of options disclosed in this table vest over the respective three year period immediately following the date of grant.

EXERCISE OF OPTIONS

   The following table sets forth information regarding the exercise of stock options and the value of any unexercised stock options of each of the named current and former executive officers of the Company during the fiscal year ended July 31, 1995:

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                    VALUES

                                                       Number of Securities
                                                      Underlying Unexercised     Value of Unexercised
                                                      Options at Fiscal Year    In-the-Money Options at
                                                                End                 Fiscal Year End
                                                      -----------------------  ------------------------
                       Shares Acquired     Value
Name                     on Exercise      Realized      Vested     Unvested       Vested      Unvested
----                   ---------------   ----------    ---------   ----------   ----------   ----------
Everett T. Keech              --              --       150,000      50,000       $198,333   $21,667
George M. Knapp               --              --        75,000      10,000       $105,000     --
Joseph T. Kingsley            --              --          --        10,000           --       --
Norman F. Reinhardt           --              --         1,667      10,833           --       --
Peter J. Moerbeek             --              --        58,533       6,667       $ 92,941   $5,334

STOCK PERFORMANCE GRAPH

   The following graph illustrates a five year comparison of cumulative shareholder return for each of the fiscal years ended July 31, 1991, 1992, 1993, 1994 and 1995, among the Company, the American Stock Exchange Market Index and a peer group index. The peer group index consists of comparable companies which manufacture and distribute products for the cable television industry.


         |-----------------------------------------------------------------|
         |  $ Pico Products, Inc. *Peer Group Index    @ Amex Market Index |
         |-----------------------------------------------------------------|


    $350|------------------------------------------------------------------|
        |                                                                  |
        |                                                                  |
    $300|-------------------------------------------------------------*----|
        |                                                                  |
D       |                                                 $                |
O   $250|-------------------------------------------------*----------------|
L       |                                                                  |
L       |                                    *                             |
A   $200|-------------------------------------------------------------$----|
R       |                                                                  |
S       |                                                                  |
    $150|-------------------------------------------------------------@----|
        |                                                                  |
        |            $          $*@                       @                |
    $100|@*$---------@-----------------------$-----------------------------|
        |            *                                                     |
        |                                                                  |
     $50|------------------------------------------------------------------|
        |                                                                  |
        |                                                                  |
       0|-|-----------|-----------|-----------|-----------|-----------|----|
        1990         1991       1992        1993         1995        1995







|------------------------|----------|----------|----------|-----------|----------|---------|
|                        |    1990  |   1991   |   1992   |   1993    |   1994   |   1995  |
|------------------------|----------|----------|----------|-----------|----------|---------|
|  Pico Products, Inc.   |    100   |  112.50  |  112.50  |  118.75   |  250.00  |  200.00 |
|------------------------|----------|----------|----------|-----------|----------|---------|
|  Peer Group Index      |    100   |   86.35  |  112.47  |  206.49   |  245.31  |  317.53 |
|------------------------|----------|----------|----------|-----------|----------|---------|
|  Amex Market Index     |    100   |  105.82  |  114.13  |  124.62   |  127.72  |  154.90 |
|------------------------|----------|----------|----------|-----------|----------|---------|

Note: Assumes $100 invested on August 1, 1990 in the Company's Common Shares and in each of the foregoing indices and assumes dividends reinvested.

The peer group index consists of Augat Inc., C-Cor Electronics Inc., California Amplifier Inc., Microwave Filter Inc., Oak Industries, Pico Products, Inc., TSX Corp. and Wegener Corp.

REPORT OF THE COMPENSATION COMMITTEE
To: The Board of Directors

   It is the responsibility of the Company's Compensation Committee to exercise the power and authority of the Board of Directors with respect to the compensation of employees, the administration of the Company's incentive stock option plans, the review of compensation levels of members of management and the evaluation of the performance of management.

   In evaluating the reasonableness of compensation paid to the Company's executive officers, the Committee takes into account how compensation compares to compensation paid by competing companies as well as the Company's performance. In making these determinations, the Committee has relied on independent surveys of compensation of management of companies engaged in the manufacture and distribution of electrical equipment, electronic components and accessories.

   It is the Company's policy that the compensation of executive officers be based, in substantial part, on the Company's performance, as well as individual contribution of each executive officer. As a result, much of an executive officer's compensation is "at risk" in the form of stock option compensation and incentive bonuses with target levels established by the Committee for each position relative to position level. The Company's performance for purpose of compensation decisions is measured against goals established at the beginning of the fiscal year by the Compensation Committee based on the fiscal year's budget approved by the Board of Directors. In addition to financial performance, the Committee also weighs individual performance so that in each case any discretionary annual bonuses reflect individual achievements during the year. Also, no bonuses may be paid if the Company fails to reach a stated earnings target.

   During fiscal 1995, the Compensation Committee granted stock options awards to some of the Company's executive officers. The key factors considered by the Committee in determining the awards to these executives were: their past performance; their existing stock and stock option positions; their level of responsibilities; their relative position in the Company; and the extent to which their actions can affect the Company's future financial performance.

   The base salary of Everett T. Keech, the Company's Chairman and Chief Executive Officer, was established in September 1992, at $140,000 when he became the Company's full-time Chief Executive Officer, and was increased in September 1994, effective January 1, 1995, to $175,000. Determination of Mr. Keech's salary level was based on independent salary survey information and an evaluation of Mr. Keech's individual performance. In September 1995, Mr. Keech entered into an employment agreement with the Company, pursuant to which such base salary level will continue, subject to increase in the discretion of the Committee.

   Mr. Keech was a participant in the 1995 Management Incentive Plan and was awarded a bonus of $40,000 based on individual performance in recognition of the following achievements: continued profitability of the CATV Division; ongoing reorganization of the Company's management structure; enhancement of the Company's new product development program; and implementation of the Company's program for increased international business.

                                                 Compensation Committee:
                                                 William W. Mauritz, Chairman
                                                 Charles G. Emley, Jr.
                                                 E.B. Leisenring, Jr.
                                                 J. Michael Sills

EMPLOYMENT AGREEMENTS

   Everett T. Keech and the Company are parties to a three-year employment agreement, dated as of September 22, 1995. Terms of this agreement include a minimum base salary of $175,000, a car allowance, participation in the Company's incentive compensation plans and certain special life insurance plans, and other standard benefits. In the event of a change of control, Mr. Keech will receive a sum from the Company equal to 2.99 times his annual base compensation, as well as continued payment by the Company of all of his health, dental, hospitalization and disability benefits and car allowance for a period of two years. If the Company terminates the employment agreement, other than for cause or due to Mr. Keech's death or disability, the Company will be obligated to pay Mr. Keech a sum equal to twice his annual base compensation plus his target bonus for the year of termination and continuation of benefits for a period of one year.

   George M. Knapp and the Company are parties to a one-year, renewable employment agreement, dated as of June 19, 1992 which expires June 18, 1996. Terms of this agreement include a minimum base salary of $135,000, special life insurance coverage and other standard benefits. In the event of a change of control, Mr. Knapp will receive a sum from the Company equal to two times his annual base compensation, as well as the continued payment by the Company of all of his health, dental, hospitalization and disability benefits for a period of two years. If the Company terminates the employment agreement with Mr. Knapp, other than for cause or due to Mr. Knapp's death or disability, the Company will be obligated to pay Mr. Knapp a sum equal to his annual base compensation and continuation of benefits for a period of one year.

   Joseph T. Kingsley and the Company are parties to a one-year employment agreement, dated as of January 1, 1995. Terms of this agreement include a minimum base salary of $105,000, special life insurance coverage and other standard benefits. In the event of a change in control, Mr. Kingsley will receive a sum from the Company equal to his annual base compensation, as well as the continued payment by the Company of all of his health, dental, hospitalization and disability benefits for a period of one year. If the Company terminates the employment agreement with Mr. Kingsley, other than for cause or due to Mr. Kingsley's death or disability, the Company will be obligated to pay Mr. Kingsley a sum equal to his annual base compensation and continuation of benefits for a period of one year.

   Norman F. Reinhardt and the Company are parties to a one-year employment agreement, dated as of March 22, 1995. Terms of this agreement include a minimum base salary of $95,000 and standard benefits. In the event of a change in control, Mr. Reinhardt will receive a sum from the Company equal to his annual base compensation, as well as the continued payment by the Company of all of his health, dental, hospitalization and disability benefits for a period of one year. If the Company terminates the employment agreement with Mr. Reinhardt, other than for cause or due to Mr. Reinhardt's death or disability, the Company will be obligated to pay Mr. Reinhardt a sum equal to his annual base compensation and continuation of benefits for a period of one year.

COMPENSATION OF DIRECTORS

   For the year ended July 31, 1995, outside directors received a fee of $12,000 per year (payable monthly) and an annual grant of options for 2,000 Common Shares for their services as directors. Additionally, the chairmen of the compensation and audit committees, respectively, of the Board of Directors will receive an additional $6,000 and $3,000 per year (payable monthly) for their services in these positions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   During the Company's fiscal year ended July 31, 1995, the Compensation Committee consisted of Messrs. Mauritz, Emley, Leisenring and Sills. There was no insider participation during the fiscal year ended July 31, 1995.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   Deloitte & Touche LLP, and its predecessor, Touche Ross & Co., has been the independent public accountant for the Company since January 1, 1982. Deloitte & Touche LLP has been selected by the Company's Board of Directors as the Company's independent public accountant for the current fiscal year. This appointment will be submitted to the shareholders for ratification at the Meeting.

   A representative of Deloitte & Touche LLP is expected to be present at the Meeting. He will be afforded an opportunity to make a statement if he desires and will be available to respond to questions by shareholders. If the shareholders do not ratify the selection of this firm, the selection of another firm of independent certified public accountants will be considered by the Board of Directors.

   The Board of Directors may, in its discretion, direct appointment of a new independent accounting firm at any time during the year if the Board believes that such a change would be in the best interest of the Company and its shareholders. No such change is anticipated.

   The Board of Directors recommends a vote FOR the proposal to ratify the selection of Deloitte & Touche LLP as the Company's independent certified public accountants.

            AMENDMENT OF THE 1981 NON-QUALIFIED STOCK OPTION PLAN

DESCRIPTION OF THE PROPOSED AMENDMENT AND VOTE REQUIRED

   The Company's 1981 Non-Qualified Stock Option Plan (the "1981 Plan") was originally adopted by the Board of Directors of the Company in 1981 and approved by the shareholders of the Company at the 1981 Annual Meeting of Shareholders. In 1991, the Board of Directors adopted certain amendments to the 1981 Plan, which were approved by the shareholders at the 1991 Annual Meeting of Shareholders.

   On September 11, 1995, the Compensation Committee of the Board of Directors voted to recommend that the 1981 Plan be further amended. On September 12, 1995, the Board of Directors approved the amendment in principle. By unanimous consent, dated as of November 6, 1995, the Board of Directors adopted the amendment and directed that such amendment be submitted for the approval of the shareholders at the Meeting. Such amendment will become effective on the affirmative vote of the holders of a majority of Common Shares present or represented and entitled to vote at the Meeting. Should the amendment not be approved, the 1981 Plan will remain in force as adopted in 1981 and as amended in 1991.

   The proposed amendment increases the maximum term of options which may be granted under the 1981 Plan from five years to ten years and grants to the Compensation Committee of the Board (the "Committee") the right, in its discretion, to modify any outstanding option by extending the expiration date to a date no later than ten years from the date of original grant of such option. Any such extension could be made at any time prior to the expiration of the exercise period of the option.

SUMMARY DESCRIPTION OF THE 1981 PLAN

   The Company's 1981 Plan permits the granting of options to purchase shares of the Company's Common Stock to Key Employees and Key Contractors (including officers, directors, and employees of, and consultants and advisors to, the Company or any majority-owned subsidiary). Pursuant to the terms of the 1981 Plan, the Company has reserved 450,000 shares for issuance thereunder. To date, the Company has awarded options for 450,000 shares, of which 40,000 have been exercised. Any options which are cancelled or not exercised within the option period become available for future grants. No new options may be granted after May 1, 1996. The number of shares which may be issued under the 1981 Plan is subject to anti-dilution adjustments.

   The 1981 Plan is administered by the Committee, which has the authority to determine to whom (within the class of eligible persons) the options will be granted, the number of shares to be covered by each option, the time or times at which the options may be granted or exercised and, for the most part, the terms and provisions of the options. The exercise price of options granted under the 1981 Plan may not be less than 80% of the fair market value of the Company's Common Stock as determined by the Board on the date of grant.

   Options granted to Key Employees and Key Contractors under the 1981 Plan expire no later than five years from the date the option is granted, but cannot be exercised during the first twelve months after the date of grant. In general, no option may be exercised by a Key Employee more than 210 days after the termination of the optionee's employment, unless such termination of employment occurs by reason of the optionee's death. Options that are exercisable at the time of an optionee's death may be exercised by the optionee's heirs or representatives for one year from the date of death. Options may not be transferred during the lifetime of an optionee. The terms of an option grant may specify that payment of the exercise price may be made by either cash or shares of the Company's Common Stock, valued in such manner specified by the Committee. From time to time, the Committee may amend or terminate the Plan with respect to shares as to which options have not been granted.

EFFECT OF PROPOSED AMENDMENT

   As discussed above, the Company has issued all of the 450,000 options authorized under the 1981 Plan. Pursuant to the terms of the 1981 Plan, the options that have been granted will begin to expire in 1996. If the proposed amendment to the 1981 Plan is approved, the Committee would have the authority and discretion to extend the expiration date of options previously granted to certain directors and executive officers, as well as other participants in the 1981 Plan.

   The table below sets forth for each director and current or former executive officer who holds outstanding stock options granted under the 1981 Plan, individually, and, as groups, all current executive officers, all current non-executive directors, and all current non-executive officer employees, the following information: (i) the number of options held (including both vested and unvested options), and (ii) the increase in potential realizable value of such options, as of July 31, 1995. The increase in potential realizable value is determined assuming (a) the present exercise period of each option is extended for five years and (b) the price per share of the Company's Common Stock appreciates over the extended term of each option at the rates of five percent and ten percent, compounded annually:

                                                           Increase in Potential
                                                        Realizable Value of Options
                                                          Assuming Exercise Period
Name and Position                       Options Held     Is Extended By Five Years
------------------------------------   --------------  ----------------------------
                                                             5%             10%
                                                        ------------    ------------
Everett T. Keech,                         150,000         $ 87,754       $204,826
  Chairman and Chief
  Executive Officer
George M. Knapp,                           75,000           43,514        100,734
  Director and Senior
  Vice President
William Mauritz,                           25,000           15,230         36,936
  Director
Peter J. Moerbeek,                         20,000            (1)            (1)
  Former Director and
  Former Senior Vice
  President, Operations
Norman F. Reinhardt,                       10,000            3,526         13,712
  Vice President, Technology
  and Product Development
J. Michael Sills,                          35,000           20,597         48,352
  Director
All Current Executive Officers            235,000          134,794        319,272
All Current Non-Executive Directors        60,000           35,827         85,288
All Current Non-Executive Officer          88,500           52,772 (1)    129,917 (1)
  Employees

------
(1) Does not include potential realizable value of options owned by former employees.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS GRANTED UNDER THE 1981 PLAN

   As noted above, options for all 450,000 shares of stock covered by the 1981 Plan have already been issued. The optionees receiving such options did not recognize taxable income, and the Company was not entitled to a deduction, upon the initial grant of stock options under the 1981 Plan. Upon exercise of an option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value as of the date of exercise of the shares so acquired over the exercise price paid for such shares. The amount so recognized as income by the optionee will be deductible by the Company, to the extent such amount otherwise qualifies as an ordinary and necessary business expense and is not considered a capital expenditure.

   An optionee's initial tax basis in the Common Shares acquired upon the exercise of an option will equal their fair market value on the date of exercise. Assuming the shares will constitute capital assets in the hands of the optionee, any gain or loss recognized upon a subsequent sale or other disposition of these shares will be capital gain or loss, and will be either long-term or short-term depending upon the holding period of the shares.

   Under current law there is little direct authority on the federal income tax consequences, if any, of an extension of the expiration date of outstanding options previously granted under the 1981 Plan. The Internal Revenue Service may take the position that the extension of an outstanding option should be treated as the grant of a new option for federal income tax purposes. Even in such a case, however, the extension of the term of an outstanding option should not be taxable to the optionee or deductible by the Company since the extended option should not be deemed to have a "readily ascertainable fair market value" within the meaning of applicable Treasury Regulations. Accordingly, an optionee should not have to recognize taxable income, and the Company will not be allowed any compensation deduction, until such time as the extended option is exercised.

RECOMMENDATION

   The 1981 Plan is intended to aid the Company in attracting and retaining qualified directors, officers, employees, consultants and advisors who are able to contribute materially to the successful conduct of the Company's business and affairs. The Company believes that the 1981 Plan has offered flexibility to the Company, by providing additional and alternative incentives to the Company's directors, officers, employees, consultants and advisors, and that permitting the Committee to extend the expiration date of any outstanding option as described herein is in the best interest of the Company.

   Accordingly, the Board of Directors recommends that the 1981 Plan be amended to increase the maximum term of options which may be granted under the 1981 Plan from five years to ten years, and, to give the Committee the authority, in its discretion, to modify any outstanding option by extending the expiration date to a date not later than ten years from the date of original grant of such option.

THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL TO BE IN THE BEST INTERESTS OF THE COMPANY AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                   EXPECTED VOTE OF DIRECTORS AND OFFICERS

   The Company expects that the directors and officers of the Company, who are the beneficial owners of approximately 9.0% of the outstanding Common Shares of the Company, will vote, or direct that their shares be voted, in favor of the election of the directors nominated herein, ratification of the selection of the Company's independent certified public accountants and the amendment of the 1981 Plan.

                            SHAREHOLDER PROPOSALS

   Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at the annual meeting for the fiscal year ending July 31, 1996, it must be received by the Secretary of the Company (at 12500 Foothill Boulevard, Lakeview Terrace, California 91342) not later than July 20, 1996, and meet certain other requirements of the rules of the SEC relating to stockholders' proposals, in order to be considered for inclusion in the Company's proxy statement and form of proxy card relating to that meeting.

                                ANNUAL REPORT

   The Company's Annual Report to Shareholders for the fiscal year ended July 31, 1995, accompanies this Proxy Statement. The Annual Report to Shareholders does not constitute a part of the proxy solicitation materials.

                                MISCELLANEOUS

   This solicitation is made on behalf of the Board of Directors of the Company, and its cost (including preparing and mailing of the notice, this proxy statement and the form of proxy card) will be paid by the Company. The Company will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to their principals and will reimburse them for their reasonable expenses in so doing. To the extent necessary in order to assure sufficient representation at the Meeting, officers and regular employees of the Company may solicit the return of proxies by mail, telephone, telegram and personal interview. No compensation in addition to regular salary and benefits will be paid to any such officer or regular employee for such solicitation. Although the Company has no present plans to employ solicitors in connection with the Meeting, if in Management's judgment additional solicitations are necessary to secure a quorum, solicitors may be hired at the Company's expense.

   Where information contained in this Proxy Statement rests peculiarly within the knowledge of a person other than the Company, the Company has relied upon information furnished by such person.

                        By Order of the Board of Directors,

                        Spencer W. Franck, Jr.
                        Secretary

   PROXY                                                             PROXY
                             PICO PRODUCTS, INC.
                        ANNUAL MEETING OF SHAREHOLDERS
                              DECEMBER 14, 1995
                     THIS PROXY IS SOLICITED ON BEHALF OF
                       THE COMPANY'S BOARD OF DIRECTORS

   The undersigned hereby appoints Everett T. Keech and George M. Knapp, and each of them jointly and severally, Proxies, with full power of substitution, to vote, as designated on the reverse side, all shares of Common Stock of Pico Products, Inc. held of record by the undersigned on November 13, 1995, at the Annual Meeting of Shareholders to be held on December 14, 1995, or any adjournment thereof.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE SEVEN NOMINEES TO SERVE AS DIRECTORS, "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS, AND "FOR" THE AMENDMENT TO THE 1981 NON-QUALIFIED STOCK OPTION PLAN. The shares represented by this Proxy will be voted as specified on the reverse side. IF NO DIRECTION IS GIVEN IN THE SPACE PROVIDED on the reverse side, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

1. ELECTION OF DIRECTORS (TERM TO EXPIRE AT NEXT ANNUAL MEETING).

 FOR ALL NOMINEES
LISTED TO THE RIGHT
   (EXCEPT AS
  MARKED TO THE
CONTRARY AT RIGHT)
       | |

     WITHHOLD
   AUTHORITY TO
   VOTE FOR ALL
NOMINEES LISTED TO
    THE RIGHT
       | |

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW
CHARLES G. EMLEY, JR., DAVID A. HEENAN, EVERETT T. KEECH, GEORGE M. KNAPP, E.B. LEISENRING, JR., WILLIAM W. MAURITZ, AND J. MICHAEL SILLS

2. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING JULY 31, 1996.
      FOR AGAINST ABSTAIN
      | |   | |     | |

3. PROPOSAL TO AMEND THE 1981 NON-QUALIFIED STOCK OPTION PLAN.
      FOR AGAINST ABSTAIN
      | |   | |     | |

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

         PLEASE SIGN EXACTLY AS THE NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER AND AFFIX CORPORATE SEAL. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY GENERAL PARTNER.

         DATE:_____________, 1995

         --------------------------------------------------------------
         SIGNATURE

         --------------------------------------------------------------
         SIGNATURE

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                    APPENDIX

                               PICO PRODUCTS, INC.
                      1981 NON-QUALIFIED STOCK OPTION PLAN
                          (Including Proposed Amendment
                                 Of Section 7.4)


                  PICO PRODUCTS, INC., a New York Corporation, has adopted the terms and provisions below to constitute its 1981 Non-Qualified Stock option
Plan:

         1. Definitions. The terms below shall be defined as indicated.

                  1.1 "Board" means the Board of Directors of the Company, including any directors who may be Participants.

                  1.2 "Committee" means the Stock Option Plan Committee of the Board described in Section 3.

                  1.3 "Common Shares" means the Company's presently authorized common shares, except as otherwise provided in Section 9.

                  1.4  "Company"   means  Pico   Products,   Inc.,  a  New  York
corporation, and any successor corporation which adopts the Plan.

                  1.5 "Key Employees" means persons (including officers, whether or not they are also directors) employed by the Company, or a majority-owned subsidiary thereof, on a full time basis, who are compensated for such employment by a regular salary, and who hold positions of responsibility with the Company or such subsidiaries.

                  1.6 "Key Contractors" means persons (including officers whether or not they are all directors) engaged by the Company or a majority owned subsidiary thereof to render services (including, without limitation, services solely as a member of the Board) to or on behalf of the Company.

                  1.7 "Option" means an option, granted by the Company pursuant to the Plan, to purchase Common Shares.

                  1.8 "Option Agreement" means a written agreement as described in Section 7 between the Company and a Participant evidencing an option.

                  1.9 "Option Period" means the period from the date of the granting of an option to the date after which such option can no longer be exercised.

                  1.10 "Option Price" means the price to be paid for the Common Shares purchased pursuant to an option.

                  1.11 "Participant" means any person who is granted an option under the Plan.

                  1.12 "Plan" means the Company's 1981 Non-Qualified Stock Option Plan.

         2. Purpose. The Plan is intended to encourage ownership of Common Shares by certain officers, directors, and Key Employees and Key Contractors in order to increase their proprietary interest in the Company's success and to encourage them to remain in the employ of or to render services to, the Company or its subsidiaries.

         3. Administration.

                  3.1 The Plan shall be administered by the Board or, if the Board so designates, by a Stock Option Plan Committee (the "Committee") appointed by the Board from among its members. The Committee shall consist of not less than three members.

                  3.2 Any provision of the Plan to the contrary notwithstanding, the Board may exercise all the powers and shall have all the authority conferred on the Committee hereby and in the event of any inconsistency between action taken by the Board and action taken by the Committee with respect to the Plan or any options hereunder, the action taken by the Board shall govern; provided, however, that the Board shall have the sole and exclusive authority, subject to the terms of the Plan, to grant options to members of the Committee subject to the provisions of the Plan, and no member of the Committee shall vote on, or be counted for quorum purposes with respect to, any proposed action of the Board relating to any option to be granted to that member.

                  3.3 The interpretation and construction by the Committee of any provision of the Plan or of any option Agreement shall be final and conclusive unless otherwise determined by the Board, and in any such event the determination by the Board shall be final and conclusive.

                  3.4 The Board or the Committee, as the case may be, shall have authority, subject to the terms of the Plan, to determine the persons to whom options shall be granted, the number of shares to be covered by each Option, the time or times at which Options shall be granted, and the terms and provisions of the options, to interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

                  3.5 No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

         4. Eligible Persons. The Board or the Committee, as the case may be, may grant Options only to officers and directors of the Company and Key Employees and Key Contractors of the Company. Options may be granted to a director or an officer of the Company who is not also a Key Employee or Key Contractor.

         5. Grant of Options.

                  5.1 Except with respect to options to be granted to members of the Committee, the Committee shall recommend the number of Common Shares for which an option shall be granted. Upon approval by the Board of such recommendation, the option shall be deemed to be granted, provided that the person to whom the option is to be granted subsequently becomes a party to an option Agreement. The Board shall determine the number of Common Shares for which an option shall be granted to a member of the Committee, subject to such person's becoming a party to an option Agreement.

                  5.2 Nothing contained in the Plan shall be construed to preclude the granting of an option or Options to a Participant in addition to an option or Options for the purchase of Common Shares already held by such Participant and then in existence or the granting of more than one option to a Participant at the same time, but no option shall be granted in substitution for an option that has previously been granted and is exercisable at a higher exercise price than the substitute Option.

                  5.3 Any and all grants of Options shall be subject to all applicable rules and regulations of any exchange of which the Company's shares may then be listed.

         6. Effective and Expiration Dates of Plan. Options may be granted at any time, before or after the Plan has been adopted by the Board and the shareholders of the Company, but no option shall be granted after May 1, 1996. Options granted prior to any necessary approval by the Company's shareholders, may be made conditional upon obtaining such approval.

         7. Option Agreements. Option Agreements shall be in such form as the Committee shall, from time to time, recommend and the Board shall, from time to time, approve or determine, as the case may be. All Option Agreements shall comply with and be subject to the following terms and conditions:

                  7.1 Medium and Time of Payment. An Option shall be exercised in the manner set forth in the option Agreement relating thereto and payment in full for all shares shall be made at the time of delivery of the certificates for the shares issued pursuant to the exercise. Payment shall be in United States dollars effected in cash, certified check or bank draft or, if specified in the option, in the form of Common Shares of the Company valued in such manner as the Board shall determine.

                  7.2 Number Common Shares. Option Agreement shall state the number of Common Shares to which it pertains.

                  7.3 Option Price. Subject to Section 9, except for options which are given in substitution for options of any parent, subsidiary, predecessor to, or party to a merger or reorganization with or into the Company, no Option Price shall be less than 80% (or a higher percentage if the Board or Committee shall determine) of the fair market value of the Common Shares on the date the option is granted, such market value to be determined from time to time by the Committee or the Board as the case may be.

                  7.4 Option Period. Each option granted under the Plan shall expire no later than [five] TEN years from the date the Option is granted. Option Agreements for Key Employees shall contain provisions for the earlier expiration of the Options in the event of the Key Employee's termination of employment as provided by Section 7.9. Option Agreements for Key Contractors shall contain such provisions for the earlier expiration of the Options as the Board or Committee deems appropriate. THE COMMITTEE SHALL HAVE THE RIGHT, IN ITS DISCRETION, TO MODIFY ANY EXISTING OPTION AGREEMENT BY EXTENDING THE EXPIRATION DATE OF AN OPTION TO A DATE NO LATER THAN TEN YEARS FROM THE DATE OF GRANT OF SUCH OPTION.

                  7.5 Date of Exercise. An Option may be exercised in whole or in part from time to time during the option Period, provided that except for Options which are given in substitution for options of any parent, subsidiary, predecessor to, or party to a merger or reorganization with or into the Company, no option may be exercised within 12 months after the date it is granted. The exercise of options may be further limited or precluded for such additional periods of time as the Board or the Committee, as the case may be, may specify in the option Agreements.

                  7.6 Compliance with the Laws Relating to the Sale of Securities. The exercise of any Option shall be contingent upon receipt by the Company of a written representation by the Participant that at the time of such exercise it is the intention of the Participant exercising the option to acquire the shares being purchased by or transferred to the Participant for investment and not for resale or distribution, or, in the alternative, the Company or the Participant shall take such action prior to the issuance of the shares as the Board may deem necessary to comply with any applicable law which would render such a representation inapplicable. The Board may require each share certificate representing shares purchased upon the exercise of an Option to bear a legend stating that the shares evidenced thereby may not be sold or transferred except in compliance with the Securities Act of 1933 and the provisions of the Plan.

                  7.7 Reorganization. In case the Company is merged or consolidated with another corporation, or in case of a separation, reorganization, or liquidation of the Company, the Board or the board of directors of any corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provisions for the protection of any outstanding options by the substitution on an equitable basis of appropriate shares of the Company, or appropriate shares of the merged, consolidated, or otherwise reorganized corporation, provided only that the excess of the aggregate fair market value of the shares subject to Options outstanding under the Plan immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Options immediately before such substitution over the purchase price thereof, or (ii) give written notice to Participants that their options must be exercised within 60 days of the date of such notice or they will be terminated. In any such case the Board may, in its discretion, waive the applicable waiting period.

                  7.8 Assignability. No option shall be assignable or transferable except by will or by the laws of descent and distribution. During the lifetime of a Participant, the option shall be exercisable only by such Participant or by his or her guardian or legal representative.

                  7.9 Continuation with Company. No Option shall be exercisable by a Participant who is a Key Employee later than 210 days after termination of such Participant's employment as a Key Employee or of his or her status as an officer or director of the Company, unless such termination of employment occurs by reason of retirement with the consent of the Company or death. If a Participant retires with the consent of the Company, such Participant's Options or unexercised portions thereof shall expire on the date of retirement, except for options or unexercised portions thereof which were otherwise exercisable on the date of retirement, which shall expire unless exercised within a period of 90 days after the date of retirement. If a Participant dies while a Key Employee of the Company, the options or unexercised portion thereof that were exercisable on the date of death shall be exercisable by such Participant's personal representatives, heirs or legatees at any time prior to the expiration of one year from the date of death. Nothing in the Plan or in any option granted under it shall confer any right to continue in the employ or continue to be retained by the Company or any subsidiary or interfere in any way with the right of the Company or any of its subsidiaries to terminate employment or retention at any time.

                  7.10 Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to shares covered by any option until the date of the issuance or transfer of certificates for the shares issued to such Participant. No adjustment shall be made for dividends or other rights relating to shares for which the record date is prior to the date the shares are issued or transferred.

                  7.11 Other Provisions. Option Agreements shall contain such other terms and conditions not inconsistent with the provisions of this Section 7 or the other provisions of the Plan as the Committee shall recommend and the Board shall deem advisable, including, but not limited to, a requirement that a Participant represent to the Company in writing, when an Option is granted, that such Participant is accepting such option for his or her own account for investment only and not with a view to distribution and that the Participant will not make any sale or transfer or distribution of any shares purchased except (i) pursuant to the registration thereof under the Securities Act of

1933, as amended, (ii) pursuant to an opinion of counsel satisfactory in form and substance to the Company that said sale or other disposition may be made without requirement of registration, or (iii) pursuant to a "no action" letter from the Securities and Exchange Commission.

         8. Number of Shares Available for Option.

                  8.1 Subject to Section 9 no more than 450,000 Common Shares shall be subject to purchase pursuant to options granted under the Plan.

                  8.2 If any outstanding option under the Plan expires for any reason or is terminated prior to the expiration date of the Plan as set forth in
Section 6, the Common Shares allocable to any unexercised portion of such option may again be subject to an option.

         9. Recapitalization or Change in Par Value of Common Shares. The aggregate number of Common Shares purchasable under options pursuant to the Plan, the maximum number of such shares which may be purchased by the officers, directors, Key Employees or Key Contractors of the Company and the number of shares and the option Price for such shares covered by each outstanding option shall all be proportionately adjusted, as deemed appropriate by the Committee or the Board, as the case may be, for any increase or decrease in the number of issued Common Shares resulting from a subdivision (stock split) or consolidation (reverse split) of the issued Common Shares and may, in the absolute discretion of the Board, be similarly adjusted for any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares, effected with or without receipt of consideration by the Company. In the event of a change in the Company's presently authorized Common Shares which is limited to a change of all of its presently authorized shares with par value into the same number of shares without par value, or any change of the then authorized shares with par value into the same number of shares with a different par value, the shares resulting from any such change shall be deemed to be Common Shares as defined in Section 1, and no change in the number of shares covered by each Option or in the Option Price shall take place.

         10. Indemnification and Exculpation.

                  10.1 Each person who is or shall have been a member of the Board or of the Committee shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by such person in settlement thereof (with the Company's written approval) or paid by such person in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon finding of such person's bad faith, subject, however, to the condition that upon the institution of any such claim, action, suit or proceeding, such person shall in writing give the Company an opportunity to intervene at its own expense on his or her behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Company may have to indemnify such person or hold him or her harmless.

                  10.2 Each member of the Board or of the Committee, and each officer and employee of the Company shall be fully justified in relying or acting upon any information furnished in connection with the administration of this Plan by any person or persons other than her or his self. No person who is or shall have been a member of the Board or of the Committee, or an officer or employee of the Company shall be liable for any determination made or other action taken or any omission to act in reliance upon any such information or for any action taken (including the furnishing of information) or any failure to act.

         11. Discontinuance of the Plan. The Board may, from time to time, amend, suspend, or discontinue the Plan with respect to any shares as to which options have not been granted, and, with the consent of the Participant who is a party thereto and with the approval of the Board, any Option Agreement, subject to the terms of the Plan, may be modified or amended.